INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

SUPPLEMENT DATED DECEMBER 13, 2019 TO THE:

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 28, 2019, OF:

Invesco ESG Revenue ETF (ESGL)

and

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED

DECEMBER 28, 2018, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Corporate Income Defensive ETF (IHYD)

Invesco Corporate Income Value ETF (IHYV)

Invesco Emerging Markets Debt Defensive ETF (IEMD)

Invesco Emerging Markets Debt Value ETF (IEMV)

Invesco Multi-Factor Core Fixed Income ETF (IMFC)

Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)

and

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED

NOVEMBER 21, 2018, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Multi-Factor Defensive Core Fixed Income ETF (IMFD)

Invesco Multi-Factor Income ETF (IMFI)

(ESGL, IHYD, IHYV, IEMD, IEMV, IMFC, IMFP, IMFD and IMFI are each, a “Fund”

and collectively, the “Funds”)

At a meeting held on December 12, 2019, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust approved the termination and winding down of each Fund, with the liquidation payment to shareholders expected to take place on or about February 26, 2020.

After the close of business on February 7, 2020, the Funds no longer will accept creation orders. The last day of trading in each Fund on the NYSE Arca, Inc. or Cboe BZX Exchange, Inc. (each an “Exchange”), as applicable, will be February 14, 2020. Shareholders should be aware that while the Funds are preparing to liquidate, they will not be pursuing their stated investment objective or engaging in any business activities except for the purposes of winding up their business and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders.

Shareholders may sell their holdings of a Fund on the applicable Exchange until market close on February 14, 2020, and may incur typical transaction fees from their broker-dealer. Each Fund’s shares will no longer trade on the applicable Exchange after market close on February 14, 2020, and the shares will be subsequently delisted. Shareholders who do not sell their shares of a Fund before market close on February 14, 2020 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about February 26, 2020.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call the Fund’s distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-PS-SIFT-PROSAI-SUP 121319